SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2014

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 30, 2014 for the purpose of considering and acting upon the below proposals. A total of 13,654,620 shares were outstanding and entitled to vote at the Annual Meeting, of which 12,609,798 shares were voted.

1. A proposal to elect one Class IV director to serve a four year term expiring in 2018.

The shareholders of the Corporation elected Francis J. Leto as a Class IV director to serve a four year term expiring in 2018 by the following vote:

Director Nominee	Votes For	Votes Withheld	Broke Non-Votes
Francis J. Leto	8,663,778	2,459,398	1,486,622

2. A proposal to elect one Class IV director to serve a four year term expiring in 2018.

The shareholders of the Corporation elected Brinton H. Murdoch as a Class IV director to serve a four year term expiring in 2018 by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brinton H. Murdoch	8,740,529	2,382,647	1,486,622

The following directors continued in office after the Annual Meeting: Andrea F. Gilbert, Donald S. Guthrie, Scott M. Jenkins, Jerry L. Johnson, Wendell F. Holland, David E. Lees, Lynn B. McKee, Frederick C. Peters.

3. A proposal to approve a non-binding advisory vote on executive officers compensation (“say-on-pay”).

The shareholders of the Corporation approved the say-on pay proposal by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
10,992,239	62,135	68,802	1,486,622

4. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2014.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2013 by the following vote:

Votes For	Votes Against	Abstained
12,421,367	169,486	18,945

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the script for the Corporation’s May 1, 2014 earnings conference call.

The Corporation has posted to its website a slide presentation which is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information contained in such Exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	99.1 – Script for May 1, 2014 earnings conference call

99.2 – Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, Chief Executive Officer

Date: May 1, 2014

EXHIBIT INDEX

Exhibit 99.1 – Script for May 1, 2014 earnings conference call

Exhibit 99.2 – Slide Presentation

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